UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 17, 2008

PROTOKINETIX, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32917	94-3355026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 Folkstone Way
West Vancouver, British Columbia
V7S 2Y6
(Address of principal executive offices) (Zip Code)

604-926-6627
Registrant’s telephone number, including area code

Suite 1500 – 885 West Georgia Street
Vancouver, British Columbia
V6C 3E8
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

There have been no changes disagreements with our accountants since our formation that are required to be disclosed pursuant to Item 304(b) of Regulation S-K.  We did, however, change accountants during the year ended December 31, 2008.

(a)	Dismissal of Independent Accountant.

On March 31, 2009, we dismissed Peterson Sullivan LLP as our independent auditors.   We have no disagreements with Peterson Sullivan LLP that resulted in its dismissal.  The dismissal of Peterson Sullivan LLP was approved by our Board of Directors.  We dismissed Peterson Sullivan LLP as our independent auditors because rules and regulations of the British Columbia Securities Commission, which require that our financial statements be audited by auditors that are Canadian accredited.

The reports of Peterson Sullivan LLP regarding our financial statements for the fiscal years ended December 31, 2007, and December 31, 2006, do not contain any adverse opinion or disclaimer of opinion and are not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports regarding our financial statements each contained an explanatory paragraph in respect to uncertainty as to our ability to continue as a going concern.  During the years ended December 31, 2007, and December 31, 2006, and during the period from the end of the most recently completed fiscal year through February 28, 2008, the date of the change in auditors, there were no disagreements with Peterson Sullivan LLP regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Peterson Sullivan LLP would have caused it to make reference to such disagreements in its reports.

On April 16, 2009, the Company provided Peterson Sullivan LLP with a copy of the disclosures it is making in response to Item 9(a) on this Form 8-K, and has requested that Peterson Sullivan LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements  Peterson Sullivan LLP as of the date hereof, has not advised as to its timing of the review of this disclosure or the release of its letter stating that it agreed with the statements made herein or the reasons why it disagreed.  Upon receipt, the letter from Peterson Sullivan LLP will be filed as an amendment to this Form 8-K.

(b)	Engagement of Independent Accountant.

Concurrent with the dismissal of Peterson Sullivan LLP we engaged Davidson & Company LLP  as our independent auditors.  Prior to engaging Davidson & Company LLP we did not consult with it regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Davidson & Company LLP regarding our financial statements, and Davidson & Company LLP did not provide any written or oral advice that was an important factor considered by us in reaching a decision as to any such accounting, auditing or financial reporting issue.  The engagement of Davidson & Company LLP as our independent auditors was approved by our Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTOKINETIX, Inc.

/s/	Ross Senior
By:	Ross Senior
Its:	President and Chief Executive Officer